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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                      ACT OF 1934

                             DATE OF REPORT  May 2, 1997


                               ________________________

                                METRA BIOSYSTEMS, INC.


                (Exact name of registrant as specified in its charter)

                                       0-26234
                               (Commission File Number)

        California                                   33-0408436
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)


                                265 North Whisman Road
                               Mountain View, CA 94043
               (Address of principal executive offices, with zip code)


                                    (415) 903-9100
                 (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountants

        (a) Effective May 2, 1997, the Board of Directors of Metra Biosystems, Inc. (the "Company") engaged the accounting firm of Ernst & Young LLP as independent public accountants for the Registrant. The Company's former independent public accountants, KPMG Peat Marwick LLP, were dismissed effective May 2, 1997. The Registrant's audit committee recommended, and the Company's Board of Directors approved, these actions.

        (b) During the two most recent fiscal years and subsequent interim periods prior to May 2, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of such disagreements in connection with its reports.

        (c) The reports of KPMG Peat Marwick LLP on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        (d) The Company has not consulted with Ernst & Young LLP during the last two years or subsequent interim periods regarding either (i) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or (ii) the type of audit opinion Ernst & Young LLP might render on the Company's financial statements.

        (e) The Company has requested that KPMG Peat Marwick LLP furnish a letter addressed to the SEC stating whether they agree with the above statements. A copy of the KPMG Peat Marwick LLP letter to the SEC, dated May 8, 1997, is filed as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

         Exhibit

         16.1  Letter re change in Registrant's certifying accountants.



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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    METRA BIOSYSTEMS, INC.



Date:  May 2, 1997                  By:  /s/ KURT E. AMUNDSON
                                       ------------------------------------
                                         Kurt E. Amundson
                                         Chief Financial Officer
                                         (Duly Authorized and Principal
                                         Financial and Accounting Officer)



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                                METRA BIOSYSTEMS, INC.

                                  INDEX TO EXHIBITS



Exhibit Number             Description                  Sequential Page Number
--------------             -----------                  ----------------------
    16.1          Letter re change in Registrant's                  5
                    certifying accountants.





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